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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) JULY 20, 1999 (JUNE 1, 1999)
                                                --------------------------------


                        D&K HEALTHCARE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      000-20348                                           43-1465483
(Commission File Number)                      (IRS Employer Identification No.)


8000 MARYLAND AVENUE, SUITE 920, ST. LOUIS, MISSOURI                 63105
      (Address of principal executive offices)                     (Zip Code)


                                 (314) 727-3485
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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                        D&K HEALTHCARE RESOURCES, INC.

                                   FORM 8-K/A


     D&K Healthcare Resources, Inc. (the "Company") hereby files Amendment No. 1 to its Form 8-K filed on June 14, 1999 in which the Company reported its purchase of all of the outstanding capital stock of Jewett Drug Co. ("Jewett").

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Jewett Drug Co.

         The Financial Statements of Jewett Drug Co., together with the related Report of Independent Public Accountants, were previously filed with the Company's Form 8-K on June 14, 1999.

(b)      Pro Forma Financial Information
         (i)      Pro Forma Condensed Consolidated Balance Sheet as of March 31,
                  1999.

         (ii) Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1998.

         (iii) Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended March 31, 1999.


















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                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The Pro Forma Unaudited Condensed Consolidated Balance Sheet of the Company as of March 31, 1999 and the Pro Forma Unaudited Condensed Consolidated Statements of Operations of the Company for the year ended June 30, 1998 and nine months ended March 31, 1999 have been prepared to give effect to the June 1, 1999 acquisition of all of Jewett. The acquisition of Jewett was consummated pursuant to the terms and conditions of the Purchase Agreement dated June 1, 1999, whereby Jewett was acquired for an aggregate of $21.5 million in cash and 555,556 shares of the Company's common stock. The $21.5 million in cash utilized was borrowed under the Company's revolving credit facility with Fleet Capital Corporation. The acquisition is accounted for by the Company under the purchase method of accounting.

         The Pro Forma Unaudited Balance Sheet of the Company as of March 31, 1999 has been prepared to give effect to the Jewett acquisition as though the transaction occurred on March 31, 1999. The Pro Forma Unaudited Condensed Consolidated Statements of Operations of the Company for the year ended June 30, 1998 and the nine months ended March 31, 1999 have been prepared as though the transaction occurred on July 1, 1997 and July 1, 1998, respectively.

         Under the purchase method of accounting, allocations of the purchase price for Jewett have been determined based upon preliminary appraisals and other estimates of fair value and are subject to change. Differences between the amounts included herein and the final allocations of purchase price are not expected to have a material effect on the pro forma financial information. The Unaudited Pro Forma Financial Information should be read in conjunction with the audited historical financial statements of Jewett previously filed with the Company's Form 8-K on June 14, 1999.

         The Unaudited Pro Forma Financial Information does not purport to be indicative of the results of operations or financial position of the Company had this transaction been completed as of the assumed dates or which may be obtained in the future.


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                         D&K HEALTHCARE RESOURCES, INC.
      Pro Forma Condensed Consolidated Balance Sheet As of March 31, 1999
                                 (In thousands)
                                  (Unaudited)


                                                       Historical                               Pro Forma
                                              ============================          ==================================
                                                                                       Purchase                As
               Assets                              D&K          Jewett                Adjustments           Adjusted
               ------                         -----------   --------------          ---------------       ------------

Cash                                          $        456  $        6,921          $        (6,647) (1)  $        730
Receivables                                         36,508           8,264                        0             44,772
Notes receivable                                         0             109                        0                109
Inventories                                        104,856          23,829                    1,285  (2)       129,970
Other current assets                                   583               6                        0                589
                                              ------------  --------------          ---------------       ------------
     Total current assets                          142,403          39,129                   (5,362)           176,170
                                              ------------  --------------          ---------------       ------------

Net property and equipment                           5,042             938                      142  (3)         6,122
Investment in PBI                                    4,074               0                        0              4,074
Deferred income taxes                                2,842               0                        0              2,842
Other assets                                           720             404                     (200) (4)           924
Intangible assets                                   13,244               0                   30,464  (5)        43,708
                                              ------------  --------------          ---------------       ------------
                  Total assets                $    168,325  $       40,471          $        25,044       $    233,840
                                              ============  ==============          ===============       ============

     Liabilities and Stockholders' Equity
     ------------------------------------

Accounts payable                              $    103,446  $       23,744          $             0       $    127,190
Accrued expense                                      6,439             762                    1,500  (6)         8,701
Customer deposit                                         0           4,000                        0              4,000
Current maturities of long-term debt                   280              12                        0                292
Deferred income taxes                                2,906               0                        0              2,906
                                              ------------  --------------          ---------------       ------------
     Total current liabilities                     113,071          28,518                    1,500            143,089
                                              ------------  --------------          ---------------       ------------

Revolving line of credit                            33,137               0                   21,500  (7)        54,637
Long-term debt                                          31             794                      356  (3)         1,181
Other long-term liabilities                              0             200                     (200) (4)             0
                                              ------------  --------------          ---------------       ------------
                   Total liabilities               146,239          29,512                   23,156            198,907
                                              ------------  --------------          ---------------       ------------

Stockholders' equity:
Common stock                                            39             169                     (164)(8,9)           44
Paid-in capital                                     16,640             208                   12,634 (8,9)       29,482
Retained earnings                                    5,407          10,582                  (10,582) (9)         5,407
                                              ------------  --------------          ---------------       ------------
     Total stockholders' equity                     22,086          10,959                    1,888             34,933
                                              ------------  --------------          ---------------       ------------

Total liabilities and stockholders' equity    $    168,325  $       40,471          $        25,044       $    233,840
                                              ============  ==============          ===============       ============



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NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

1. Represents adjustment to record certain distributions made to former shareholder from cash.

2. Represents adjustment to record inventories at estimated fair market value.

3. Represents adjustment to record property and debt at its estimated fair market value.

4. Adjustment represents the transfer of an asset and liability pertaining to a life insurance policy from Jewett to an officer of Jewett, not assumed in the purchase transaction.

5. Adjustment represents the excess of the purchase price over the fair value of the net assets acquired.

6. Represents adjustment to accrue transaction fees and expenses of the acquisition.

7. Represents borrowings under the Company's revolving credit facility for the cash portion of the acquisition.

8. Represents the issuance of 555,556 shares of the Company's common stock (par value $.01) to Jewett shareholder for the stock portion of the acquisition at the closing price on June 1, 1999, of $23.13.

9. Represents the elimination of Jewett's stockholder's equity accounts.


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                                          D&K HEALTHCARE RESOURCES, INC.
                        Pro Forma Condensed Consolidated Statement of Operations
                                         For the Year Ended June 30, 1998
                                 (In thousands, except share and per share data)
                                                (Unaudited)



                                                            Historical                             Pro Forma
                                                 =================================    =====================================
                                                                                         Purchase                 As
                                                        D&K            Jewett           Adjustments            Adjusted
                                                 ----------------  --------------     ---------------      ----------------

Net sales                                        $         612,427 $       194,887    $             0      $        807,314
Cost of sales                                              582,765         188,176                  0               770,941
                                                 ----------------- ---------------    ---------------      ----------------
     Gross profit                                           29,662           6,711                  0                36,373
Depreciation and amortization                                1,468             173              1,221  (1)            2,862
Operating expenses                                          19,639           3,263                  0                22,902
                                                 ----------------- ---------------    ---------------      ----------------
     Income (loss) from operations                           8,555           3,275            (1,221)                10,609
Other income (expense):
     Interest expense, net                                  (3,584)             58            (1,350)  (2)           (4,876)
     Other, net                                                530            (117)                0                    413
                                                 ----------------- ---------------    ---------------      ----------------
                                                            (3,054)            (59)           (1,350)                (4,463)

     Income (loss) before income tax
provision                                                    5,501           3,216            (2,571)                 6,146
Income tax provision                                         2,174               0              (255)  (3)            2,429
                                                 ----------------- ---------------    ---------------      ----------------
     Net income (loss)                           $           3,327 $         3,216    $       (2,826)      $          3,717
                                                 ================= ===============    ===============      ================


Basic earnings per common share:                 $            0.99                                         $           0.97
Diluted earnings per share                       $            0.90                                         $           0.88
Basic common shares outstanding                          3,345,261                           555,556   (4)        3,900,817
Diluted shares outstanding                               3,766,352                           555,556   (4)        4,321,908


1. Primarily represents the 25 year amortization of the excess purchase price over the fair value of net assets acquired of $30,464.

2. Represents pro forma interest expense assuming the transaction was complete at the beginning of the period (7/1/97). Pro forma interest expense consists of the interest on the Company's revolving credit facility for the cash portion of the acquisition. The impact of each one-eighth change in the interest rate would be equal to approximately $27 of interest expense.

3. Represents a tax provision at the Company's effective rate of 39.5%. Jewett was a Subchapter S corporation and, as such, did not record a tax provision.

4.       Represents shares of common stock issued to Jewett shareholder.

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                         D&K HEALTHCARE RESOURCES, INC.
            Pro Forma Condensed Consolidated Statement of Operations
                    For the Nine Months Ended March 31, 1999
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                               Historical                         Pro Forma
                                                     ===============================  ====================================

                                                                                          Purchase                As
                                                           D&K           Jewett          Adjustments           Adjusted
                                                     --------------  ---------------  ----------------      --------------
Net sales                                            $      591,703  $       205,994  $              0      $      797,697
Cost of sales                                               561,318          200,389                 0             761,707
                                                     --------------  ---------------  ----------------      --------------
     Gross profit                                            30,385            5,605                 0              35,990
Depreciation and amortization                                 1,149              139               916  (1)          2,204
Operating expenses                                           18,512            2,497                 0              21,009
                                                     --------------  ---------------  ----------------      --------------
     Income (loss) from operations                           10,724            2,969              (916)             12,777
Other income (expense):
     Interest expense, net                                   (3,602)             177            (1,012) (2)         (4,437)
     Other, net                                                 363              (33)                0                 330
                                                     --------------  ---------------  ----------------      --------------
                                                            (3,239)              144            (1,012)             (4,107)
                                                     --------------  ---------------  ----------------      --------------

Income (loss) before income tax
provision                                                     7,485            3,113            (1,928)              8,670
Income tax provision                                          2,919                0              (462) (3)          3,381
                                                     --------------  ---------------  ----------------      --------------
     Net income (loss)                               $        4,566  $         3,113  $         (2,390)     $        5,289
                                                     ==============  ===============  ================      ==============



Basic earnings per common share:                     $         1.21                                         $         1.23
Diluted earnings per share                           $         1.11                                         $         1.13
Basic common shares outstanding                           3,785,259                            555,556  (4)      4,340,815
Diluted shares outstanding                                4,162,421                            555,556  (4)      4,717,977


1. Primarily represents the 25 year amortization of the excess purchase price over the fair value of net assets acquired of $30,464.

2. Represents pro forma interest expense assuming the transaction was complete at the beginning of the period (7/1/98). Pro forma interest expense consists of the interest on the Company's revolving credit facility for the cash portion of the acquisition. The impact of each one-eighth change in the interest rate would be equal to approximately $27 of interest expense.

3. Represents a tax provision at the Company's effective rate of 39%. Jewett was a Subchapter S corporation and, as such, did not record a tax provision.

4.       Represents shares of common stock issued to Jewett shareholder.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                D & K HEALTHCARE RESOURCES, INC.


     Dated: July 19, 1999                  By:     /s/ LEONARD R. BENJAMIN
                                               ---------------------------------
                                                  Leonard R. Benjamin
                                             Vice President, General Counsel
                                                   and Secretary

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